                                                                EXHIBIT 10.12(c)

                                                          CONFIDENTIAL TREATMENT
                                                  REQUESTED PURSUANT TO RULE 406

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A
            REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE
             SECURITIES ACT OF 1933. THE OMITTED MATERIALS HAVE BEEN
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                   COMMISSION.

                                  CONFIDENTIAL

                        AMENDMENT NUMBER 2 TO AMENDED AND
                     RESTATED PURCHASE AGREEMENT GCT-025/98


This Amendment Number 2 to Amended and Restated Purchase Agreement GCT-025/98, dated as of July 25, 2002 ("Amendment No.2") relates to the Amended and Restated Purchase Agreement GCT-025/98 (the "Purchase Agreement") between Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Republic Airways Holdings, Inc. ("Buyer") dated April 19, 2002 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No.2 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 2 sets forth additional agreements between Embraer and Buyer relative to changes in the Delta Aircraft and Other Option EMB-145 Aircraft configuration as described in Attachment "A-1", "A-2", "A-3" and "A-4", Delta Aircraft and Other Option EMB-145 Aircraft Basic Price and delivery schedule.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No.2, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No.2 and the Purchase Agreement the terms, conditions and provisions of this Amendment No.2 shall control.

WHEREAS, in connection with the Parties' agreements with respect to the aircraft configuration changes, prices and schedule delivery changes, the Parties have now agreed to amend the Purchase Agreement as provided for below.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.  DELTA AIRCRAFT CONFIGURATION CHANGES

    The following configuration changes are applicable only for the Delta Aircraft and shall be applicable to Attachment "A-3" and "A-4" to the Purchase Agreement.


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    1.1 STANDARD PASSENGER DOOR (AIRSTAIR TYPE DOOR)

    Each of the newly manufactured Delta Aircraft shall be configured with the Standard Passenger Door (airstair type door) instead of the [*]. As a result of this modification, the Delta Aircraft manufacturer empty weight (MEW) shall be [*], which shall be considered in all performance and weight guarantees contemplated in the Purchase Agreement, and the Delta Aircraft Basic Price shall be [*].




















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Amendment No. 2 to Amended and Restated Purchase Agreement GCT-025/98

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                                                                     Page 2 of 6

    1.2 NEW GENERATION COCKPIT PANEL

    Each of the newly manufactured Delta Aircraft shall be configured with the New Generation Cockpit Panel. There will [*] the Delta Aircraft manufacturer empty weight (MEW) as a result of this modification [*] the Delta Aircraft Basic Price.

    1.3 PROVISIONS FOR 2ND FMS AND CMU

    Each of the newly manufactured Delta Aircraft shall be configured with the provisions for 2nd FMS and CMU [*] are not included. As a result of this modification, the Delta Aircraft manufacturer empty weight (MEW) shall be [*], which shall be considered in all performance and weight guarantees contemplated in the Purchase Agreement, and the Delta Aircraft Basic Price shall be [*].

2.2.   DELTA AIRCRAFT AND OTHER OPTION EMB-145 AIRCRAFT CONFIGURATION CHANGES

    The following configuration changes are applicable for the Delta Aircraft and for the Other Option EMB-145 Aircraft and shall be applicable to Attachment "A-1", "A-2", "A-3" and "A-4" to the Purchase Agreement.

    2.1 NEW WINDSHIELD TEMPERATURE CONTROLLER AND PPG WINDSHIELD

    Each of the newly manufactured Delta Aircraft and Other Option EMB-145 Aircraft shall be configured with the new windshield temperature controller and PPG windshield instead of [*]. As a result of this modification, the Delta Aircraft and the Other Option EMB-145 Aircraft manufacturer empty weight (MEW) shall be [*], which shall be considered in all performance and weight guarantees contemplated in the Purchase Agreement, and [*] the Delta Aircraft and the Other Option EMB-145 Aircraft Basic Price.

    2.2 FDR 88 PARAMETERS

    Each of the newly manufactured Delta Aircraft and Other Option EMB-145 Aircraft shall be configured with the FDR capable of recording 88 parameters [*]:

      [*]
      [*]
      [*]
      [*]
      [*]
      [*]
      [*]
      [*]
      [*]
      [*]
      [*]
      [*]
      [*]

    As a result of this modification, the Delta Aircraft and Other Option EMB-145 Aircraft manufacturer empty weight (MEW) shall be [*], which shall be considered in all performance and weight guarantees contemplated in the Purchase Agreement. The Delta Aircraft Basic Price shall be [*] in [*] economic conditions, and the Other Option EMB-145 Aircraft Basic price shall be [*].

3.3.   PRICE:

    A. Article 3.a.1 shall be deleted and replaced with the following:

    1.1 The EMB-145 Delta Aircraft Basic Price of [*], for each EMB-145 Delta Aircraft.


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*Confidential

    1.2 The EMB-135 Delta Aircraft Basic Price of [*], for each EMB-135 Delta Aircraft.

    1.3 The Other Option EMB-145 Aircraft Basic Price of [*], for each Other Option EMB-145 Aircraft.

4.4. DELIVERY SCHEDULE: Article 5.a of the Purchase Agreement shall be deleted and replace with the following:

    AIRCRAFT: Subject to payment in accordance with Article 4 and the provisions of Articles 4, 7 and 9, the Aircraft shall be offered for delivery by Embraer to Buyer, by means of a notice, for inspection, acceptance and subsequent delivery in F.A.F. (Fly Away Factory) condition, at Sao Jose dos Campos, State of Sao Paulo, Brazil.

                                       FIRM AIRCRAFT
-----------------------------------------------------------------------------------
  A/C DELIVERY    AIRCRAFT DELIVERY     AIRCRAFT DELIVERY        DELIVERY MONTH
     NUMBER       NUMBER PER MODEL     NUMBER PER OPERATOR
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                October 2002
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]                     [*]
-----------------------------------------------------------------------------------
      [*]                [*]                   [*]               September 2003
-----------------------------------------------------------------------------------

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Amendment No. 2 to Amended and Restated Purchase Agreement GCT-025/98

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


5. MISCELLANEOUS: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No.2 shall remain valid in full force and effect without any change.


                          [Intentionally left in blank]

















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


IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No.2 to Amended and Restated Purchase Agreement to be effective as of the date first written above.


EMBRAER - Empresa Brasileira de           Republic Airways Holdings, Inc.
Aeronautica S.A.

By      /s/ Frederico Fleury Curado       By     /s/ Robert H. Cooper
Name:   Frederico Fleury Curado           Name:  Robert H. Cooper
Title:  Executive Vice President -        Title: EVP & CFO
Airline Market

By      /s/ Flavio Rimoli                 Date:  September 23, 2002
Name:   Flavio Rimoli                     Place: Indianapolis, IN
Title:  Director of Contracts

Date:   August 8, 2002
Place:  Sao Jose dos Campos, SP,
Brazil


Witness: /s/ Juliette O. Zambelli         Witness: /s/ Lars-Erik Aruell

Name: Juliette O. Zambelli                Name: Lars-Erik Aruell




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